UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 7, 2005

Date of Report (Date of earliest event reported)

WATER PIK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-15297

25-1843384

(Commission File Number)	(IRS Employer Identification No.)

23 Corporate Plaza, Suite 246

Newport Beach, CA  92660

(Address of principal executive offices, including zip code)

(949) 719-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 7.01. Regulation FD Disclosure.

On June 7, 2005, Water Pik Technologies, Inc. (the “Company”) issued a news release announcing that it has signed a definitive agreement to sell its Laars® Heating Systems business to Bradford White Corporation.  A copy of the news release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)                                  Exhibits

Exhibit No.	Description

99.1	News Release dated June 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATER PIK TECHNOLOGIES, INC.

Date:	June 7, 2005	By:	/s/ MICHAEL P. HOOPIS
Michael P. Hoopis
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	News Release dated June 7, 2005.